Exhibit 99.1
Beneficial Mutual Bancorp Investor Presentation Third Quarter - Ended September 30, 2011

1 SAFE HARBOR STATEMENT This presentation may contain projections and other "forward-looking statements" within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the "Company") regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company's ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company's independent accountants.

2 Company Snapshot Founded in 1853 Oldest and largest bank headquartered in Philadelphia 3rd largest publicly traded mutual holding company by Assets

3 PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

4 CURRENT FOCUS Capital Strength Maintain strong capital levels to allow strategic flexibility Continue fundamental organic growth Active balance sheet management Opportunistic acquisition strategy Continue to evaluate second step based on market and strategy Improved Profitability Focused on operating efficiency, cost structure, balance sheet mix, and loan and deposit pricing Developing and growing fee based businesses - completed build-out of mortgage banking team, and creating SBA lending capacity Expanding C&I and Small Business teams to organically grow commercial loan portfolio

5 CURRENT FOCUS Relationship banking & focused deposit gathering Align our products and services to our customers' needs BankThanks Reward Program Mobile Banking All-Purpose Small Business Packages with Interest Bearing Checking Accounts Drive core business growth Development of alternative delivery channels Improve pricing and mix of municipal deposits Enhanced credit risk management in a challenging environment Maintaining prudent underwriting standards Continue credit and loss prevention discipline Maximize recovery of workout loans

6 OUR MARKET - GREATER PHILADELPHIA AREA We operate in a dynamic medium between regional and super regional competitors, and local community banks Large enough to compete with the largest financial institutions There are 121 banking institutions in the Philadelphia metro area including Beneficial 91 of these institutions have less than 10 branch locations Only 10 of these institutions including Beneficial have more than 50 branch locations Beneficial is positioned to take advantage of marketplace consolidation Source: SNL Interactive

7 OUR MARKET - GREATER PHILADELPHIA AREA 5th largest metropolitan region in the U.S. 56 colleges and universities Median household income of $65k versus national median of $54k 60 branches (35 in PA, 25 in NJ) Population of 5.9 million Sources: U.S. Census Bureau, SNL Interactive (2011)

8 OUR PRESENCE & MARKET OPPORTUNITY #1 Ranked Thrift and #9 Overall in Philadelphia MSA Still have opportunities for growth in our marketplace Source: SNL Interactive (2011)

9 2011 Q3 SUMMARY Non-performing assets remained stable during the quarter at $163.5 million compared to $162.6 million at June 30, 2011; however, we continue to remain cautious Allowance for Loan Losses as a percentage of total loans outstanding increased to 2.01% from 1.62% at December 31, 2010 During the quarter we repurchased approximately 274,000 shares, and adopted a new stock repurchase program that will allow us to acquire up to 2.5 million shares, or 7% of Beneficial's outstanding common stock

10 2011 Q3 SUMMARY Reduced operating expenses by $5.1 million for the quarter ended September 30, 2011, as compared to the quarter ended September 30, 2010, as a result of the successful execution of our cost reduction initiatives Total deposits decreased $340.6 million or 8.6% to $3.6 billion, as compared to December 31, 2010, due to strategic efforts to reduce high cost, non-relationship municipal deposits and improve profitability Capital levels improved and remained strong with Tangible Common Equity/Tangible Assets rising approximately 102 bps to 11.18% as compared to 10.16% at December 31, 2010

11 PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

12 2011 Q3 CREDIT DEVELOPMENTS Portfolio has remained stable with Non-Performing Assets remaining relatively flat on a linked quarter basis We remain cautious as we continue to build our Allowance for Loan Loss with the reserve coverage ratio now at 2.01%, which is markedly higher than our peer group's average Successfully managing through 2011 maturities of our commercial real estate and construction portfolio

13 CREDIT PICTURE Non-Performing Assets remained relatively flat during the quarter NPAs have stabilized, and NPAs as a percentage of total assets rose on a linked quarter basis due to a decrease in total assets of $189.5 million in the second quarter and $79.9 million in the third quarter NPAs include $25.5 million of guaranteed student loans

14 CREDIT PICTURE Even though we have started to see some signs of stabilization in the commercial loan portfolio, we continue to build loan reserves Will continue to revisit reserve levels as we work through commercial loan maturities this year

15 PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

16 STATEMENT OF OPERATIONS

17 LOAN COMPOSITION Total Loans = $2.7 billion $ in millions

18 AVERAGE LOANS Yields have decreased given a declining interest rate environment and increases in nonaccrual loans, but have remained relatively consistent since 2009 Loans balances decreased during the quarter as a result of slow loan demand; we expect loan demand to remain weak in the 4th quarter Sold $12.4 million in residential mortgages during the quarter New Chief Lending Officer has completed build out of the Mortgage Team; and begun to build out C&I and Small Business teams $ in millions

19 DEPOSIT COMPOSITION Total Deposits = $3.6 billion Total Core Deposits = $2.76 billion (77%)

20 AVERAGE DEPOSITS $ in millions Cost of deposits has significantly declined with steady growth in deposit balances Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE Aggressively re- pricing and running off the municipal deposit portfolio in 2011

21 AVERAGE BORROWINGS Cost of borrowings has declined along with underlying balances $ in millions

22 EFFICIENCY RATIO Efficiency ratio has declined due to effective cost management measures Focused on improving operating efficiency (1) (1) (1) Includes restructuring charges incurred for the respective periods

23 INTEREST RATE RISK Strategically reduced interest rate risk in 2011 to be better positioned for rising rates Note: The Up 200 bps simulation above is a projection based on a number of assumptions and should not be relied upon as an indication of actual results.

24 CAPITAL LEVELS REMAIN STRONG Capital levels strengthened since year-end

25 CAPITAL LEVELS REMAIN STRONG Tangible Common Equity/Tangible Asset ratio remains strong at 11.18% and Tier 1 RBC is well above well-capitalized requirement Tier 1 Risk Based Capital (Bank) See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data TCE/TCA (Holding Co.) TCE/TCA (Holding Co.) $152 Mil $294 Mil Excess Capital Well- Capitalized: 6%

26 LIQUIDITY REMAINS STRONG Liquidity remains strong with a Borrowings/Assets ratio of 5.20% at the Bank $398 million of cash and overnight investments $1.09 Billion of available borrowing capacity from the FHLB of Pittsburgh and the Federal Reserve Borrowings/Assets Ratio (Bank) See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data

27 Appendix A - Peer Group List New Alliance Bank Northwest Savings Bank First Commonwealth Bank Provident Bank (NJ) Investors Savings Bank National Penn Bank NBT Bank, N.A. Community Bank, N.A. S&T Bank Sun National Bank Hudson Valley Bank Dime Savings Bank TrustCo Bank Wilmington Savings Fund Society, FSB Provident Bank (NY) Flushing Savings Bank, FSB Kearney Federal Savings Bank Parkvale Savings Bank

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